UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2019

Bionano Genomics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9640 Towne Centre Drive, Suite 100 San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 888-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Aspire Common Stock Purchase Agreement and Registration Rights Agreement

On March 14, 2019, Bionano Genomics, Inc. (the “Company”), entered into a common stock purchase agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC, an Illinois limited liability company (“Aspire Capital”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $10.0 million of shares of the Company’s common stock, par value $0.0001 per share, at the Company’s request from time to time during a 30 month period. Upon execution of the Purchase Agreement, the Company agreed to sell to Aspire Capital 272,479 shares of common stock at $3.67 per share for proceeds of $1.0 million. Concurrently with entering into the Purchase Agreement, the Company also entered into a registration rights agreement with Aspire Capital (the “Registration Rights Agreement”), in which the Company agreed to file one or more registration statements, as permissible and necessary to register under the Securities Act of 1933, as amended (the “Securities Act”), registering the sale of the shares of the Company’s common stock that have been and may be issued to Aspire Capital under the Purchase Agreement.

Under the Purchase Agreement, after the Securities and Exchange Commission (the “SEC”) has declared effective the registration statement referred to above, on any trading day selected by the Company, the Company has the right, in its sole discretion, to present Aspire Capital with a purchase notice (each, a “Purchase Notice”), directing Aspire Capital (as principal) to purchase up to 60,000 shares of the Company’s common stock per business day, up to $9.0 million of the Company’s common stock in the aggregate at a per share price (the “Purchase Price”) equal to the lesser of:

•	the lowest sale price of the Company’s common stock on the purchase date; or

•

the arithmetic average of the three (3) lowest closing sale prices for the Company’s common stock during the ten (10) consecutive trading days ending on the trading day immediately preceding the purchase date.

In addition, on any date on which the Company submits a Purchase Notice to Aspire Capital in an amount equal to 60,000 shares, the Company also has the right, in its sole discretion, to present Aspire Capital with a volume-weighted average price purchase notice (each, a “VWAP Purchase Notice”) directing Aspire Capital to purchase an amount of stock equal to up to 30% of the aggregate shares of the Company’s common stock traded on its principal market on the next trading day (the “VWAP Purchase Date”), subject to a maximum number of shares the Company may determine. The purchase price per share pursuant to such VWAP Purchase Notice is generally 97% of the volume-weighted average price for the Company’s common stock traded on its principal market on the VWAP Purchase Date.

The Purchase Agreement provides that the Company and Aspire Capital shall not effect any sales under the Purchase Agreement on any purchase date where the closing sale price of the Company’s common stock is less than $0.25. There are no trading volume requirements or restrictions under the Purchase Agreement, and the Company will control the timing and amount of sales of the Company’s common stock to Aspire Capital. Aspire Capital has no right to require any sales by the Company, but is obligated to make purchases from the Company as directed by the Company in accordance with the Purchase Agreement. There are no limitations on use of proceeds, financial or business covenants, restrictions on future financing transactions, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. In consideration for entering into the Purchase Agreement, concurrently with the execution of the Purchase Agreement, the Company issued to Aspire Capital 69,444 shares of the Company’s common stock (the “Commitment Shares”). The Purchase Agreement may be terminated by the Company at any time, at its discretion, without any cost to the Company. Aspire Capital has agreed that neither it nor any of its agents, representatives and affiliates shall engage in any direct or indirect short-selling or hedging of the Company’s common stock during any time prior to the termination of the Purchase Agreement. Any proceeds the Company receives under the Purchase Agreement are expected to be used for working capital and general corporate purposes.

The foregoing is a summary description of certain terms of the Purchase Agreement and the Registration Rights Agreement and, by its nature, is incomplete. Copies of the Purchase Agreement and Registration Rights Agreement are filed herewith as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. All readers are encouraged to read the entire text of the Purchase Agreement and the Registration Rights Agreement.

The issuance of the Commitment Shares and all other shares of the Company’s common stock that may be issued from time to time to Aspire Capital under the Purchase Agreement is exempt from registration under the

Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

Innovatus Debt Facility

On March 14, 2019, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) by and among Innovatus Life Sciences Lending Fund I, LP, a Delaware limited partnership (“Innovatus”), as collateral agent and the Lenders listed on Schedule 1.1 thereto, including East West Bank (the “Bank”, and together with the Lenders, the “Lenders”). Under the Loan Agreement, Innovatus, as a Lender, has agreed to make certain term loans to the Company in the aggregate principal amount of up to $25,000,000 and Bank has agreed to make available to the Company a revolving line of credit in an amount not to exceed $5,000,000 (the “Revolver”). Funding of the Term A-1 Loan of $17,500,000 is expected to occur upon satisfaction of customary funding conditions as set forth in the Loan Agreement. The Company will be eligible to draw a Term A-2 Loan of $2,500,000 and a Term B Loan of $5,000,000 upon achievement of certain financial milestones. Availability under the Revolver is subject to customary limitations. The Company is required to make monthly interest payments for up to thirty-six (36) months, and at the end the interest-only period, the Company will be required to repay the term loans over a two-year period based on a twenty-four (24) month amortization schedule, with a final maturity date occurring on the fifth anniversary of the initial funding date.

The term loans bear interest at the floating per annum rate (based on a year of three hundred sixty five (365) days) equal to the sum of (a) the greater of (i) five and one-half percent (5.50%) and (ii) the variable rate of interest, per annum, most recently announced by Bank, as its “prime rate,” whether or not such announced rate is the lowest rate available from Bank, and (b) four and seventy-five hundredths percent (4.75%), of which 3.0% can be paid in-kind and added to the outstanding principal amount of the term loans until the second anniversary of the effective date. The term loans will be required to be repaid if the term loans are accelerated following an event of default. In addition, following the first anniversary of the effective date, the Company is permitted to prepay the term loans in full at any time upon seven (7) business days written notice to the Lenders, subject to the applicable Prepayment Fee (as defined below). Upon the earliest to occur of the maturity date, acceleration of the term loan, or prepayment of the term loan, the Company is required to make a final payment equal to the total term loan commitment multiplied by three and seventy-five hundredths percent (3.75%) (the “Final Fee”). Any prepayment of the term loans in full, whether mandatory or voluntary, must include an amount equal to the sum of (a) all outstanding principal of the loan plus accrued and unpaid interest thereon through the prepayment date, (b) the Final Fee, (c) the Lenders’ expenses and all other obligations that are due and payable to the Lenders, plus (d) a prepayment fee of (i) three percent (3%) if the term loans are paid in full on or before the first anniversary of the effective date, (ii) two percent (2%) if paid off after the first anniversary but on or before the second anniversary of the effective date and (iii) one percent (1%) if paid off after the second anniversary but on or before the third anniversary of the effective date (the “Prepayment Fee”). In connection with the funding of any of the Term Loans, the Company is obligated to make a facility fee payment equal to one and twenty-five hundredths of the funded amount of such term loan. In addition, the Company will issue warrants to Innovatus to purchase shares of the Company’s common stock. The warrants will be issued on the funding date of each tranche and will expire ten (10) years from such issue date. The warrant to be issued in connection with funding of the Term A-1 Loan will entitle the Lender to purchase up to 141,738 shares of the Company’s common stock and will have an exercise price of $4.63 per share (the “Warrant Exercise Price”). The warrant to be issued in connection with funding of the Term A-2 Loan will entitle the Lender to purchase up to 20,248 shares of the Company’s common stock and will have an exercise price equal to the Warrant Exercise Price. The warrant to be issued in connection with funding of the Term B Loan will entitle the Lender to purchase up to 40,496 shares of the Company’s common stock and will have an exercise price equal to the Warrant Exercise Price.

The Company’s obligations under the Loan Agreement will be secured by a security interest in substantially all of the assets of the Company, including a security interest in the Company’s intellectual property. The Loan Agreement contains customary representations and covenants that, subject to exceptions and following funding of the Term A-1 Loan will restrict the Company’s ability to do the following things: declare dividends or redeem or repurchase equity interests; incur additional liens; make loans and investments; incur additional indebtedness; engage in mergers, acquisitions, and asset sales; transact with affiliates; undergo a change in control; add or change business locations; and engage in businesses that are not related to its existing business. Under the terms of the Loan Agreement, the Company is required to maintain minimum unrestricted cash in an account subject to a control agreement in favor of Innovatus, in an amount equal to (i) the greater of (a) three million dollars ($3,000,000.00) or (b) the Company’s trailing three (3) months’ cash used to fund operating activities and investing activities, minus (ii) availability under the Revolver; provided, however, that the cash balance in such aforementioned account shall not be less than two million dollars ($2,000,000.00) at any given time.

The foregoing is a summary of the Loan Agreement and the warrants and is qualified in its entirety by reference to the complete text of the Loan Agreement and form of Warrant to Purchase Stock, which are filed as Exhibits 10.2 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Innovatus Common Stock Purchase Agreement and Registration Rights Agreement

In connection with the Loan Agreement, on March 14, 2019, the Company entered into a Common Stock Purchase Agreement (the “Innovatus Purchase Agreement”) with certain entities affiliated with Innovatus (the “Innovatus Investors”), pursuant to which the Company agreed to issue and sell 406,504 shares of common stock at $3.69 per share for proceeds of $1.5 million (the “Innovatus Shares”). There are no limitations on use of proceeds, financial or business covenants, restrictions on future financing transactions, rights of first refusal, participation rights, penalties or liquidated damages in the Innovatus Purchase Agreement. The issuance of the Innovatus Shares to the Innovatus Investors under the Innovatus Purchase Agreement is exempt from registration under the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

Concurrently with entering into the Innovatus Purchase Agreement, the Company also entered into a registration rights agreement with the Innovatus Investors (the “Innovatus Registration Rights Agreement”), in which the Company agreed, upon written request from the Innovatus Investors at any time on or after October 1, 2019 (the “Registration Request”), to prepare and file with the SEC a registration statement to facilitate the sale and distribution of all or such portion of the Innovatus Shares as specified in the Registration Request. Notwithstanding the receipt of a Registration Request, the Company is not obligated to effect such registration statement (a) if within 30 days of receipt of the Registration Request, the Company gives the Innovatus Investors notice of the Company’s intention to make a public offering within 90 days, provided, however, that the Company shall not utilize this right more than once in any 12 month period and may not register other shares during such 90-day period; (b) if the Company furnishes to Holder a certificate signed by the Chairman of the Company’s Board of Directors (the “Board”) stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company will have the right to defer the filing of the registration statement for a period of not more than 90 days after receipt of the Registration Request; provided, that such right to delay a request will be exercised by the Company not more than once in any 12-month period and provided that the Company shall not register any other of its shares during such 90-day period; (c) if the Company has, within the 12-month period preceding the date of the Registration Request, already effected one registration statement for the Innovatus Investors or (d) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act. In addition, if at any time the foregoing registration statement is not effective and the Company proposes to file a registration statement under the Securities Act for sale to the public, the Innovatus Investors are entitled to notice of the registration and have the right to include their shares in the registration, subject to limitations that the underwriters may impose on the number of shares included in the offering.

The foregoing is a summary description of certain terms of the Innovatus Purchase Agreement and the Innovatus Registration Rights Agreement and, by its nature, is incomplete. Copies of the Innovatus Purchase Agreement and Innovatus Registration Rights Agreement are filed herewith as Exhibits 10.3 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. All readers are encouraged to read the entire text of the Purchase Agreement and the Registration Rights Agreement.

Item 3.02	Unregistered Sales of Equity Securities.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.02.

Item 3.03	Material Modification to the Rights of Security Holders.

The Loan Agreement imposes restrictions on the Company’s ability to declare dividends.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Registration Rights Agreement, dated March 14, 2019, between the Company and Aspire Capital Fund, LLC.

4.2	Form of Warrant to Purchase Common Stock for Innovatus.

4.3	Registration Rights Agreement, dated March 14, 2019, by and among the Company and the Innovatus Investors.

10.1	Common Stock Purchase Agreement, dated March 14, 2019, between the Company and Aspire Capital Fund, LLC.

10.2	Loan and Security Agreement, dated March 14, 2019, by and among the Company, Innovatus Life Sciences Lending Fund I, LP and the Lenders listed on Schedule 1.1 thereto.

10.3	Common Stock Purchase Agreement, dated March 14, 2019, by and among the Company and the Innovatus Investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: March 14, 2019	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)